Filed pursuant to Rule 497(e)
Registration Nos. 333-182274; 811-22310

Rogers AI Global Macro ETF (BIKR)
Listed on NYSE Arca, Inc.

June 28, 2019

Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”)
dated January 31, 2019

Important Notice Regarding the Closure of the Fund

After careful consideration and at the recommendation of ETF Managers Group LLC, the investment adviser to the Rogers AI Global Macro ETF (the “Fund”), a series of ETF Managers Trust (the “Trust”), the Board of Trustees of the Trust approved the closing and subsequent liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders on or about July 17, 2019 (the “Liquidation Date”).

The last day of trading of shares of the Fund on the NYSE Arca, Inc. will be July 12, 2019. Prior to the last day of trading, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for Fund shares during that time period. Customary brokerage charges may apply to such transactions. Following the Liquidation Date, shareholders will not be able to purchase or redeem shares from the Fund and will be unable to purchase or sell them in the secondary market.

Effective immediately, the Fund will increase its cash holdings in contemplation of its liquidation. As a result, through the Liquidation Date, the Fund will deviate from its investment objective and strategies, as stated in the Fund’s Prospectus, as it winds up its business and affairs.

On or promptly after the Liquidation Date, the Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the net asset value of the shareholder’s Fund shares as of the close of business on the Liquidation Date. This amount includes any accrued capital gains and dividends as of the Liquidation Date. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. The net asset value of the Fund on the Liquidation Date will reflect the costs of closing the Fund.  Once the distributions are complete, the Fund will terminate. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

If you would like additional information, call 1-844-ETF-MGRS (383-6477).

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.